COLONIAL

                              OHIO TAX-EXEMPT FUND



                                   [GRAPHIC]



                               Semiannual Report
                                 July 31, 1997



                           ----------------------------
                           NOT FDIC-  MAY LOSE VALUE
                           INSURED    NO BANK GUARANTEE
                           ----------------------------

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                    COLONIAL OHIO TAX-EXEMPT FUND HIGHLIGHTS

                        FEBRUARY 1, 1997 - JULY 31, 1997

INVESTMENT OBJECTIVE: Colonial Ohio Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

      [X] High monthly double-tax-free income
      [X] Long-term appreciation
      [X] Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "In recent years, the State of Ohio has diversified its economic base beyond manufacturing into high technology, finance and health care. In particular, we've been able to take advantage of the consolidating health care industry by investing in bonds issued by not-for-profit facilities that have then been acquired by for-profit organizations."
                                                                - Brian Hartford

                   COLONIAL OHIO TAX-EXEMPT FUND PERFORMANCE


                                                        CLASS A       CLASS B
Inception dates                                         9/26/86        8/4/92
Distributions declared per share(1)                      $0.183        $0.156
SEC yields on 7/31/97(2)                                  4.24%         3.70%
Taxable-equivalent SEC yields(3)                          7.59%         6.62%
Six-month total returns, assuming reinvestment            6.28%         5.88%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
Net asset value per share on 7/31/97                     $7.61         $7.61


(1) A portion of the Fund's income may be subject to the alternative minimum tax.

(2) The 30-day SEC yields on July 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Advisor had not waived or borne certain Fund expenses, SEC yields would have been 4.21% for Class A shares and 3.67% for Class B shares.

(3) Taxable-equivalent SEC yields are based on the maximum effective 44.1% federal and Ohio income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.


QUALITY BREAKDOWN (as of 7/31/97)            TOP FIVE SECTORS (as of 7/31/97)

AAA .......................... 58.0%       General Obligations .........  33.0%
AA ........................... 10.0%       Water & Sewer ...............  11.0%
A ............................ 13.0%       Education ...................  10.9%
BBB ..........................  9.5%       Refunded ....................   7.4%
BB ...........................  1.5%       State Appropriated ..........   6.3%
Non rated ....................  8.0%



Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocation are based on total net assets.

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                                       2

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                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for
Colonial Ohio Tax-Exempt Fund. This report reflects          [PHOTO OF
on the investment environment for the six months           HAROLD W. COGGER]
ended July 31, 1997.

The national economy continued to grow during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bond prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices.

Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This condition, in combination with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial Ohio Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return potential as well as an opportunity to participate in Ohio's economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.


Respectfully,

/s/  Harold W. Cogger
-------------------------------
Harold W. Cogger
President
September 15, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

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                                       3

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                          PORTFOLIO MANAGEMENT REPORT

Brian Hartford is portfolio manager of the Colonial Ohio Tax-Exempt Fund.
Mr. Hartford is Vice President of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

WHY OUR PERFORMANCE WAS STRONG

When interest rates fall, bond prices rise. The reverse is also true: when interest rates rise, bond prices fall. While this relationship holds true for all bond portfolios, some portfolios are more sensitive than others. At Colonial, we actively manage our portfolio's sensitivity to interest rates.

Because of our belief that interest rates were trending downward, we elected to increase the portfolio's sensitivity to interest rates. Our portfolio was more sensitive to interest rates than our industry benchmark. As a result, the period's generally falling interest rate environment benefited us more than our peers.

Another factor affecting performance is the decision on credit quality. Typically, municipal bonds with lower ratings offer higher yields. However, credit "spreads" -- the extra yield offered on lower quality credits -- remain very tight. That is, we believe lower quality credits aren't paying enough extra yield to justify the risk. As a result, we continue to focus on the higher quality credits.

In addition to interest rate sensitivity and credit quality, another way we seek to enhance the portfolio's performance is by buying securities with the right maturities. Typically, a security with a longer maturity pays a higher yield. However, we have noticed that beyond a 20-year maturity, securities don't offer much additional yield. As a result, it isn't worth buying longer-maturity securities, and taking the added price volatility inherent in a longer-term security, without getting paid to do so.

STRONG TOTAL RETURNS AND TAX-EXEMPT YIELDS

For the six months ended July 31, 1997, the total return for Class A shares, based on net asset value, was 6.28%. In comparison, the average Ohio municipal bond fund, as measured by Lipper Analytical Services, Inc., was 5.38%. In addition, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 5.86%

As of July 31, 1997, your Fund's Class A shares offered a tax-exempt yield of 4.24%. For those of you in the maximum federal and Ohio income tax bracket, that's equivalent to a taxable yield of 7.59%.

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                                       4

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OHIO ECONOMY: A NEW EMPHASIS ON FINANCE AND HIGH TECH

In recent years, the State of Ohio has been very successful in diversifying its base beyond economically cyclical manufacturing into high technology, finance and health care. The State, which is rated AA by Moody's, is one of the nation's leading exporters.

Recently, we have been purchasing bonds issued by health care institutions. Ohio is a leader in the changing landscape of the health care industry, in which many for-profit hospital chains are acquiring not-for-profit institutions. When such a transaction takes place, the outstanding debt of the not-for-profit entity is usually refunded, purchased at a premium, or the credit quality is enhanced. For example, when A-rated Meridia Health merged with AA-rated Cleveland Clinic, we were able to achieve some price appreciation on the improved credit.

Our outlook for the State of Ohio is very positive. In addition to an increasingly diverse economy, the State's fiscal management and substantial cash reserves should cushion it in the event of an economic downturn.

STILL ROOM FOR FURTHER APPRECIATION

Compared to the rate of inflation, interest rates are still relatively high. Using the 30-year U.S. Treasury bond yield at July 31 of 6.30%, the "spread" between this yield and the rate of inflation is at least 4 percentage points, which is higher than normal. That's one reason why we believe interest rates will eventually come down.

A second reason for lower interest rates is the declining federal budget deficit. For fiscal 1997, which ends September 30, 1997, the budget deficit is currently forecast to be about $35 billion. In comparison, the budget deficit was nearly $300 billion in the early 1990s. With a smaller deficit, the government will issue fewer Treasury bonds, and will need to pay lower interest rates for what will become a more scarce commodity.

INCREASING YOUR TOTAL RETURN

With the strong economy producing the lowest inflation and unemployment in a generation, interest rates have been going down over the last few months. If this trend continues, its effect could be reflected in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates have gone down, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide what we believe have the most potential for long-term appreciation.


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                                       5

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              COLONIAL OHIO TAX-EXEMPT FUND INVESTMENT PERFORMANCE

                           Change in Value of $10,000
        from 7/31/87 to 7/31/97 Based on NAV and MOP for Class A Shares


                                  [LINE GRAPH]

            Label                      NAV                 MOP          LEHMAN
-------------------------------------------------------------------------------
   Label    COHTEF
-------------------------------------------------------------------------------
      1          Jul 31, 87             10000               9525          10000
      2          Oct 31, 87          9457.002           9007.794           9687
      3          Jan 31, 88          10451.61            9955.16          10444
      4          Apr 30, 88          10541.19           10040.48          10510
      5          Jul 31, 88          10750.72           10240.06          10703
      6          Oct 31, 88             11206           10673.72          11098
      7          Jan 31, 89          11520.01           10972.81          11339
      8          Apr 30, 89          11635.88           11083.17          11449
      9          Jul 31, 89          12034.93           11463.27          12006
     10          Oct 31, 89          12004.94           11434.71          11998
     11          Jan 31, 90          12119.84           11544.14          12250
     12          Apr 30, 90           12131.5           11555.26          12273
     13          Jul 31, 90          12790.21           12182.67          12838
     14          Oct 31, 90          12770.23           12163.65          12888
     15          Jan 31, 91          13235.82           12607.12          13382
     16          Apr 30, 91          13553.72           12909.92          13684
     17          Jul 31, 91          13739.56           13086.93          13959
     18          Oct 31, 91          14187.06           13513.17          14457
     19          Jan 31, 92          14559.32           13867.75          14842
     20          Apr 30, 92          14708.88           14010.21          14984
     21          Jul 31, 92          15575.12           14835.31          15877
     22          Oct 31, 92          15302.21           14575.36          15670
     23          Jan 31, 93          15929.31           15172.67          16301
     24          Apr 30, 93           16453.5           15671.96          16880
     25          Jul 31, 93          16796.33            15998.5          17281
     26          Oct 31, 93          17317.68           16495.09          17876
     27          Jan 31, 94          17708.98           16867.81          18299
     28          Apr 30, 94          16554.05           15767.73          17245
     29          Jul 31, 94          16929.78           16125.62          17605
     30          Oct 31, 94          16380.56           15602.48          17097
     31          Jan 31, 95          16932.67           16128.37          17648
     32          Apr 30, 95          17535.29           16702.36          18392
     33          Jul 31, 95          17797.33           16951.96          18991
     34          Oct 31, 95           18537.3           17656.78          19634
     35          Jan 31, 96          19333.08           18414.76          20305
     36          Apr 30, 96          18667.73           17781.01          19853
     37          Jul 31, 96          19091.88           18185.02          20244
     38          Oct 31, 96          19623.08           18690.98          20754
     39          Jan 31, 97          19864.59           18921.03          21085
     40          Apr 30, 97          19868.79           18925.03          21170
     41          Jul 31, 97          21111.24           20108.45          22319


A hypothetical $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $13,090 on July 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $12,890 on July 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                 As of June 30, 1997 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                               Class A Shares                Class B Shares
Inception                          9/26/86                       8/4/92
--------------------------------------------------------------------------------
                              NAV            MOP            NAV         w/CDSC
--------------------------------------------------------------------------------
1 year                       8.15%         3.01%          7.35%          2.35%
--------------------------------------------------------------------------------
5 years                      6.17          5.14             --             --
--------------------------------------------------------------------------------
10 years                     7.54          7.01             --             --
--------------------------------------------------------------------------------
Since inception              6.70          6.22           4.94           4.60
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

On August 1, 1997, the Fund began offering Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.


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                                       6

                              INVESTMENT PORTFOLIO
                     JULY 31, 1997 (UNAUDITED, IN THOUSANDS)


MUNICIPAL BONDS - 99.5%                                             PAR            VALUE
----------------------------------------------------------------------------------------
EDUCATION - 41.6%
  EDUCATION - 10.9%
  Miami University, Series 1993,
                             (a)           12/01/09                $  400        $   224
  State Higher Educational Facilities Commission:
   Case Western Reserve, Series 1994:
                                   6.125%  10/01/15                 1,505          1,704
                                   6.250%  10/01/17                 4,340          4,958
   Ohio Dominican College, Series 1994,
                                   6.250%  12/01/14                 1,500          1,618
   University of Cincinnati:
    Series AD,
                                   5.000%  06/01/17                 2,000          1,967
    Series AB,
                                   5.375%  06/01/20                 1,750          1,774
                                                                                 -------
                                                                                  12,245
                                                                                 -------

  LOCAL GENERAL OBLIGATIONS - 29.1%
  Adams County:
   Local School District, Series 1995,
                                   7.000%  12/(b)15                 3,000          3,724
   Human Services Building,
                                   7.250%  12/01/11                   500            551
   Beavercreek Local School District,
   Series 1996,
                                   6.600%  12/01/15                 2,500          2,966
   Bellefontaine, Storm Water Utility,
   Series I,
                                   7.050%  06/01/11                   250            271
   Brecksville-Broadview Heights School District,
   Series 1996:
                                   5.250%  12/01/21                 1,750          1,988
                                   6.500%  12/01/16                 1,500          1,521
   Columbus School District,
   Series 1993,
                             (a)          12/1/2005(b)              2,400          1,641
   Crooksville,
   Exempt Village School District,
                                   7.375%  12/01/07                    25             29
   Cuyahoga County, Jail Facilities,
   Series 1993:
                             (a)           10/01/12                 1,000            474
                                   5.250%  10/01/13                 3,000          3,094





                                   Investment Portfolio/July 31, 1997
      ----------------------------------------------------------------------------------------
      MUNICIPAL BONDS - CONT.                                              PAR           VALUE
      ----------------------------------------------------------------------------------------
      EDUCATION - CONT.
        LOCAL GENERAL OBLIGATIONS - CONT.
        Eastern School District, Brown & Highland
        Counties, Series 1995,
                                         6.250%  12/01/17                $1,160        $ 1,338
        Fairborn, Library Improvement,
         Series 1991,
                                         7.200%  10/01/11                 1,170          1,334
        Forest Hills School District,
                                         6.000%  12/01/11                 1,600          1,760
        Gahanna-Jefferson City School District,
         Series 1993:
                                   (a)           12/01/10                   840            435
                                   (a)           12/01/11                   795            390
        Hilliard School District,
         Series 1995 A,
                                   (a)           12/01/12                 2,505          1,149
        Kings County Local School District,
         Series 1995,
                                         7.500%  12/01/16                 2,110          2,756
        Massillon City School District,
         Series 1994:
                                   (a)           12/01/08                 1,000            591
                                   (a)           12/01/09                 1,000            558
                                   (a)           12/01/11                 1,000            496
        North Olmsted, Series 1996,
                                         5.000%  12/01/16                 1,500          1,493
        Richland County, Series 1995,
                                         6.950%  12/01/11                   275            323
        Rocky River School District,
         Series 1996,
                                   (a)           12/01/11                 1,115            544
        Shaker Heights School District,
         Series 1990 A,
                                         7.100%  12/15/10                   750            922
        Strongsville, Series 1996,
                                         6.500%  12/01/13                 1,500          1,684
        Tri-County North Local School
         District,
                                         8.125%  12/01/06                    75             90
        Warren County, Series 1996,
                                         6.250%  12/01/11                   500            571
                                                                                       -------
                                                                                        32,693
                                                                                       -------
        STUDENT LOAN - 1.6%
        Cincinnati Student Loan Funding Corporation,
         Series A,
                                         6.150%  08/01/10                 1,775          1,833
                                                                                       -------


                                   Investment Portfolio/July 31, 1997
      ----------------------------------------------------------------------------------------
      HEALTHCARE - 7.9%
        HOSPITAL - 5.5%
        Cuyahoga County,
         Meridian Health Systems:
         Series 1991,
                                         7.000%  08/15/23                $  500         $  537
         Series 1995,
                                         6.250%  08/15/24                 1,000          1,073
        Franklin County,
         Holy Cross Health System,
         Series 1991,
                                         6.750%  06/01/19                   500            543
        Green Springs,
         St. Francis Health Care Center,
         Series 1994 A,
                                         7.000%  05/15/04                   700            767
        Hamilton County,
         Sisters of Charity Health Care System, Inc.,
         Series 1992 A,
                                         6.250%  05/15/14                   500            538
        Marion County, Community Hospital,
         Series 1996,
                                         6.375%  05/15/11                 1,000          1,058
        Miami County,
         Upper Valley Medical Center, Inc.,
         Series 1996 C,
                                         6.000%  05/15/06                 1,000          1,051
        Montgomery County,
         St. Elizabeth Medical Center,
         Series B 1,
                                         8.100%  07/01/18                   500            598
                                                                                        ------
                                                                                         6,165
                                                                                        ------

        NURSING HOME - 2.4%
        Greene County,
         Fairview Extended Care Service, Inc.,
         Series 1990 A,
                                        10.125%  01/01/11                   220            258
        Lucas County, Gericare, Inc.,
         Series 1988 B,
                                        10.500%  06/01/18                   500            510
        Marion County,
         United Church Homes, Inc.,
         Series 1993,
                                         6.375%  11/15/10                 1,000          1,050




                                   Investment Portfolio/July 31, 1997
      ----------------------------------------------------------------------------------------
      MUNICIPAL BONDS - CONT.                                              PAR           VALUE
      ----------------------------------------------------------------------------------------
      HEALTHCARE - CONT.
        NURSING HOME - CONT.
        Montgomery County,
         Grafton Oaks Limited Partners,
         Series 1986,
                                         9.750%  12/01/16                $  735        $   698
        Westerville,
         Health Care & Retirement Corp. of America,
         Series 1989,
                                        10.000%  01/01/08                   205            207
                                                                                       -------
                                                                                         2,723
                                                                                       -------


      ----------------------------------------------------------------------------------------
      HOUSING - 5.1%
        MULTI-FAMILY - 3.3%
        Columbus-Beckley Housing Corp.,
         Section 8 Assisted Project,
                                         7.375%  10/15/21                 1,298          1,326
        Columbus-Norton Housing Corp.,
         Section 8 Assisted Project,
                                         7.375%  07/15/21                 1,335          1,375
        State Capital Corp. for Housing,
         Series 1990 A,
                                         7.500%  01/01/24                 1,000          1,061
                                                                                       -------
                                                                                         3,762
                                                                                       -------

        SINGLE-FAMILY - 1.8%
        State Housing Finance Agency:
         Series A2, RIB (variable rate),
                                         9.466%  03/24/31                   400            449
         Series 1994 A-1,
                                         6.700%  03/01/25                   485            513
         Series 1997 A-1,
                                         6.050%  09/01/17                 1,000          1,040
                                                                                       -------
                                                                                         2,002
                                                                                       -------

      ----------------------------------------------------------------------------------------
      OTHER - 9.7%
        LOCAL APPROPRIATED - 1.8%
        Cleveland Stadium Project Corp.,
                                         5.250%  11/15/12                 2,000          2,047
                                                                                       -------

        REFUNDED/ESCROW/SPECIAL OBLIGATIONS (C) - 7.9%
        Canton,
                                         7.875%  12/01/08                   500            539
        Cleveland School District,
         Series 1991,
                                         8.250%  12/01/08                   500            591





                                   Investment Portfolio/July 31, 1997
      ----------------------------------------------------------------------------------------
        Cuyahoga County:
         Deaconess Hospital of Cleveland,
         Series 1985 C,
                                         7.450%  10/01/18                $  500         $  563
         Jail Facilities,
         Series 1991,
                                         7.000%  10/01/13                 1,000          1,126
         Judson Retirement Community,
         Series 1989,
                                         8.875%  11/15/19                   500            566
        Delaware County,
         Series 1990,
                                         7.250%  11/01/10                   250            279
        Franklin County,
         Holy Cross Health System Corp.,
         Series 1990 B,
                                         7.650%  06/01/10                   500            556
        Lake County, Water Systems,
         Series 1987 2,
                                         8.125%  12/01/10                 1,000          1,034
        Stark County,
         Doctor's Hospital, Inc.,
         Series 1993,
                                         6.000%  04/01/24                 1,500          1,665
        State Water Development Authority,
         Series 1990 I,
                                         6.000%  12/01/16                 1,000          1,091
        Toledo, Waterworks,
         Series 1988 B,
                                         7.750%  11/15/17                   500            533
        Warren County,
         Series 1988,
                                         8.625%  11/15/13                   250            270
                                                                                        ------
                                                                                         8,813
                                                                                        ------

      ----------------------------------------------------------------------------------------
      OTHER REVENUE - 5.3%
        MANUFACTURING - 3.4%
        Cuyahoga County,
         Joy Technologies, Inc.,
         Series 1992,
                                         8.750%  09/15/07                   500            574





                                   Investment Portfolio/July 31, 1997
      ----------------------------------------------------------------------------------------
      MUNICIPAL BONDS - CONT.                                              PAR           VALUE
      ----------------------------------------------------------------------------------------
      OTHER REVENUE - CONT.
        MANUFACTURING - CONT.
         State Burrows Paper Corp.,
         Series 1991 6,
                                         7.450%  06/01/03                $  830         $  928
        State Water Development Authority,
         North Star BHP Steel Co. Ltd.,
         Series 1995,
                                         6.450%  09/01/20                 1,500          1,618
        State, Sponge, Inc., Series 1989 5A,
                                         8.375%  06/01/14                   685            738
                                                                                       -------
                                                                                         3,858
                                                                                       -------

        MISCELLANEOUS RETAIL - 0.5%
        Lake County, North Madison Properties,
         Series 1993:
                                         8.069%  09/01/01                   315            324
                                         8.819%  09/01/11                   200            215
                                                                                       -------
                                                                                           539
                                                                                       -------

        PETROLEUM REFINING - 1.4%
        Hamilton, Gas Systems,
         Series 1993 A,
                                         4.750%  10/15/23                 1,750          1,610
                                                                                       -------

      ----------------------------------------------------------------------------------------
      TAX-BACKED - 13.3%
        SALES & EXCISE TAX - 3.1%
        PR Commonwealth of Puerto Rico
        Highway Transportation  Authority,
        Series 1996Y,
                                         6.250%  07/01/14                 3,000          3,458
                                                                                       -------

        STATE APPROPRIATED - 6.3%
        State Building Authority,
         William Green Building,
         Series 1993 A,
                                         4.750%  04/01/14                 4,750          4,501
        PR Commonwealth of Puerto Rico
         Public Buildings Authority,
         Series 1993 M, stepped coupon, (5.700% 07/01/98),
                                         3.750%  7/1/2016(d)              2,500          2,506
                                                                                       -------
                                                                                         7,007
                                                                                       -------

        STATE GENERAL OBLIGATIONS - 3.9%
        OH State:
         Series 1992,
                                         6.100%  08/01/12                   380            431





                                   Investment Portfolio/July 31, 1997
      ----------------------------------------------------------------------------------------
         Series 1994,
                                         4.800%  08/01/13                $1,000         $  991
        PR Commonwealth of Puerto Rico
         Aqueduct & Sewer  Authority,
         Series 1995:
                                         6.250%  07/01/12                 1,000          1,151
                                         6.250%  07/01/13                 1,500          1,729
        VI Virgin Islands Public Finance
         Authority,
         Series 1992 A,
                                         7.000%  10/01/02                   125            136
                                                                                        ------
                                                                                         4,438
                                                                                        ------


      ----------------------------------------------------------------------------------------
      TRANSPORTATION - 1.6%
        AIR TRANSPORTATION - 0.9%
        Dayton, Emery Air Freight Facilities,
         Series 1993 F,
                                         6.050%  10/01/09                 1,000          1,045
                                                                                        ------

        AIRPORT - 0.5%
         Cleveland Hopkins International Airport,
         Series 1990 B,
                                         7.250%  01/01/20                   500            536
                                                                                        ------

        TRANSPORTATION - 0.2%
        Cleveland, Cuyahoga County, Port Authority
        Revenue, C & P Docks,
                                         6.000%  03/01/07                   250            251
                                                                                        ------

      ----------------------------------------------------------------------------------------
      UTILITY - 15.0%
        INDIVIDUAL POWER PRODUCER - 1.0%
        State Air Quality Development Authority,
         JMG Funding Ltd., Series 1994,
                                         6.375%  01/01/29                 1,000          1,074
                                                                                        ------

        INVESTOR OWNED - 0.5%
        State Air Quality Development Authority,
         Toledo Edison Co.,
         Series 1990 B,
                                         8.000%  05/15/19                   500            538
                                                                                        ------

        MUNICIPAL ELECTRIC - 2.5%
         Cleveland Public Power Co.,
         Series 1994 A:
                                   (a)           11/15/12                 2,250          1,027
                                   (a)           11/15/13                 2,000            862






                                   Investment Portfolio/July 31, 1997
      ----------------------------------------------------------------------------------------
      MUNICIPAL BONDS - CONT.                                              PAR           VALUE
      ----------------------------------------------------------------------------------------
      UTILITY - CONT.
        MUNICIPAL ELECTRIC - CONT.
        PR Puerto Rico Electric Power Authority,
         Series 1989 O,
                                         5.000%  07/01/12                $1,000       $    970
                                                                                      --------
                                                                                         2,859
                                                                                      --------

        WATER & SEWER - 11.0%
        Cleveland, Waterworks,
         Series 1993 G,
                                         5.500%  01/01/21                 7,000          7,341
        Lakewood,
         Water & Sewer Systems Revenue,
                                         5.850%  07/01/20                 2,405          2,633
        Toledo Waterworks,
         Series 1996:
                                         6.250%  11/15/09                 1,050          1,184
                                         6.250%  11/15/10                 1,130          1,264
                                                                                      --------
                                                                                        12,422
                                                                                      --------

        TOTAL MUNICIPAL BONDS (cost of $103,233)                                       111,918
                                                                                      --------

        OPTIONS - 0.0%                                                CONTRACTS
        --------------------------------------------------------------------------------------
        September 97 Treasury Bond Put,
        Strike price 109, Expiration 08/23/97
        (cost of $20)                                                        50              1
                                                                                      --------


        TOTAL INVESTMENTS - 99.5% (cost of $103,253)(e)                                111,919
                                                                                      --------

        OTHER ASSETS & LIABILITIES, NET - 0.5%                                             544
        --------------------------------------------------------------------------------------

        NET ASSETS - 100.0%                                                           $112,463
                                                                                      --------


        NOTES TO INVESTMENT PORTFOLIO:
        --------------------------------------------------------------------------------------

        (a)  Zero coupon bond.

        (b) These securities, or a portion thereof, with a total market value of $5,365 are being used to collateralize open futures contracts.

        (c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

        (d) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

        (e)  Cost for federal income tax purposes is the same.

                                   Investment Portfolio/July 31, 1997
      -------------------------------------------------------------------------------------
        NOTES TO INVESTMENT PORTFOLIO-CONT.
        -----------------------------------------------------------------------------------
        Short futures contracts open at July 31, 1997:

                                Par value                                      Unrealized
                               covered by            Expiration                depreciation
              Type              contracts              month                   at 07/31/97
        -----------------------------------------------------------------------------------
        Municipal Bond           $3,100              September                    $ 131
        Municipal Bond           $  900              December                         4
                                                                                  -----
                                                                                  $ 135
                                                                                  -----


                                 Acronym                  Name
                               -----------        ----------------------
                                   RIB            Residual Interest Bond




                       See notes to financial statements

                              STATEMENT OF ASSETS & LIABILITIES
                                  JULY 31, 1997 (UNAUDITED)

          (in thousands except for per share amounts and footnotes)

          ASSETS
          Investments at value (cost $103,253)                               $111,919
          Receivable for:
            Interest                                            $1,309
            Fund shares sold                                         5
          Expense reimbursement due from Adviser                     6
          Other                                                      7          1,327
                                                                ------       --------
              Total Assets                                                    113,246

          LIABILITIES
          Payable for:
            Distributions                                          425
            Fund shares repurchased                                198
            Payable to custodian bank                              143
            Variation margin on futures                              4
          Accrued:
            Deferred Trustees fees                                   3
          Other                                                     10
                                                                ------
              Total Liabilities                                                   783
                                                                             --------

          NET ASSETS                                                         $112,463
                                                                             ========

          Net asset value & redemption price per share -
          Class A ($64,396/8,458)                                            $   7.61
                                                                             ========
          Maximum offering price per share - Class A
          ($7.61/0.9525)                                                     $   7.99(a)
                                                                             ========
          Net asset value & offering price per share -
          Class B ($48,067/6,313)                                            $   7.61(b)
                                                                             ========

          COMPOSITION OF NET ASSETS
          Capital paid in                                                    $106,049
          Undistributed net investment income                                      94
          Accumulated net realized loss                                        (2,211)
          Net unrealized appreciation (depreciation) on:
            Investments                                                         8,666
            Open futures contracts                                               (135)
                                                                             --------
                                                                             $112,463
                                                                             ========

         (a)  On sales of $50,000 or more the offering price is reduced.
         (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                     (UNAUDITED)

          (in thousands)
          INVESTMENT INCOME
          Interest                                                           $  3,278

          EXPENSES
          Management fee                                        $  280
          Service fee                                               80
          Distribution fee - Class B                               181
          Transfer agent                                            92
          Bookkeeping fee                                           24
          Registration fee                                           6
          Custodian fee                                              4
          Audit fee                                                 11
          Trustees fee                                              10
          Reports to shareholders                                    4
          Legal fee                                                  4
          Other                                                      4
                                                                ------
                                                                   700
          Fees waived by the Adviser                               (20)           680
                                                                ------       --------
                 Net Investment Income                                          2,598
                                                                             --------

          NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
          Net realized gain (loss) on:
            Investments                                            299
            Closed futures contracts                              (268)
                                                                ------
              Net Realized Gain                                                    31
          Net unrealized appreciation (depreciation)
            during the period on:
            Investments                                          4,167
            Open futures contracts                                (148)
                                                                ------
              Net Unrealized Gain                                               4,019
                                                                             --------
                 Net Gain                                                       4,050
                                                                             --------
          Net Increase in Net Assets from Operations                         $  6,648
                                                                             --------










                       See notes to financial statements.

                STATEMENT OF CHANGES IN NET ASSETS


                                                       (Unaudited)
                                                        Six months
                                                          ended       Year ended
     (in thousands)                                      July 31      January 31
                                                       -----------    ----------
     INCREASE (DECREASE) IN NET ASSETS                    1997            1997
     Operations:
     Net investment income                                $ 2,598       $  5,714
     Net realized gain                                         31          1,248
     Net unrealized appreciation (depreciation)             4,019         (4,343)
                                                         --------       --------
         Net Increase from Operations                       6,648          2,619
     Distributions:
     From net investment income - Class A                  (1,590)        (3,413)
     From net investment income - Class B                  (1,019)        (2,200)
                                                         --------       --------
                                                            4,039         (2,994)
                                                         --------       --------
     Fund Share Transactions :
     Receipts for shares sold - Class A                       661          1,915
     Value of distributions reinvested - Class A              923          1,986
     Cost of shares repurchased - Class A                  (4,694)       (11,388)
                                                         --------       --------
                                                           (3,110)        (7,487)
                                                         --------       --------
     Receipts for shares sold - Class B                     1,058          3,094
     Value of distributions reinvested - Class B              614          1,333
     Cost of shares repurchased - Class B                  (4,802)        (9,825)
                                                         --------       --------
                                                           (3,130)        (5,398)
                                                         --------       --------
     Net Decrease from Fund Share
       Transactions                                        (6,240)       (12,885)
                                                         --------       --------
             Total  Decrease                               (2,201)       (15,879)

     NET ASSETS
     Beginning of period                                  114,664        130,543
                                                         --------       --------
     End of period (including undistributed
     net investment income of $94 and $86,
     respectively)                                       $112,463       $114,664
                                                         ========       ========

     NUMBER OF FUND SHARES
     Sold - Class A                                            90            264
     Issued for distributions reinvested - Class A            126            274
     Repurchased - Class A                                   (638)        (1,565)
                                                         --------       --------
                                                             (422)        (1,027)
                                                         --------       --------
     Sold - Class B                                           144            428
     Issued for distributions reinvested - Class B             84            184
     Repurchased - Class B                                   (654)        (1,352)
                                                         --------       --------
                                                             (426)          (740)
                                                         --------       --------



     See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Ohio Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

                   Notes to Financial Statements/July 31, 1997

--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                         Notes to Financial Statements/July 31, 1997

--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                Average Net Assets               Annual Fee Rate
                ------------------               ---------------
                 First $2 billion                      0.50%
                  Over $2 billion                      0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $2,505 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $93,845 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                Valuation of shares               Annual
             outstanding on the 20th of            Fee
            each month which were issued           Rate
            ----------------------------          ------

             Prior to November 30, 1994           0.10%
            On or after December 1, 1994          0.25%

                   Notes to Financial Statements/July 31, 1997

--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations were $17,983,524 and $23,956,730, respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

          Gross unrealized appreciation                $ 8,750,905
          Gross unrealized depreciation                    (84,421)
                                                       -----------
                  Net unrealized appreciation          $ 8,666,484
                                                       ===========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately:

           Year of                                    Capital loss
          expiration                                  carryforward
          ----------                                  ------------
            2004                                        $471,000
                                                        --------


Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months period ended July 31, 1997.

                         FINANCIAL HIGHLIGHTS

       Selected data for a share of each class outstanding throughout each period are as follows:

                                           (Unaudited)
                                        Six months ended                Year ended
                                             July 31                    January 31
                                      ----------------------        -------------------
                                               1997                        1997
                                      Class A        Class B        Class A     Class B
                                      -------        -------        -------     -------
      Net asset value -
         Beginning of period          $ 7.340        $ 7.340        $ 7.510     $ 7.510
                                      -------        -------        -------     -------

      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (a)         0.183          0.156          0.372       0.318
      Net realized and
      unrealized gain (loss)            0.270          0.270         (0.179)     (0.179)
                                      -------        -------        -------     -------
         Total from Investment
            Operations                  0.453          0.426          0.193       0.139
                                      -------        -------        -------     -------

      LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
      From net
      investment income                (0.183)        (0.156)        (0.363)     (0.309)
                                      -------        -------        -------     -------
      Net asset value -
         End of period                $ 7.610        $ 7.610        $ 7.340     $ 7.340
                                      =======        =======        =======     =======
      Total return (b)(c)                6.28%(d)       5.88%(d)       2.75%       1.98%
                                      =======        =======        =======     =======

      RATIOS TO AVERAGE NET ASSETS
      Expenses                           0.89%(f)(e)    1.64%(f)(e)   0.88%(e)     1.63%(e)
      Net investment income              4.96%(f)(e)    4.21%(f)(e)   5.09%(e)     4.34%(e)
      Fees and expenses
        waived or borne
        by the Adviser (e)               0.04%(f)(e)    0.04%(f)(e)    0.04%(e)    0.04%(e)
      Portfolio turnover                   16%(d)         16%(d)         31%         31%
      Net assets at end
      of period (000)                 $64,396        $48,067        $65,190     $49,474


       (a)    Net of fees and expenses waived or borne by the Adviser which amounted to:
                                      $ 0.001        $ 0.001        $ 0.003     $ 0.003

       (b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

       (c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

       (d)    Not annualized.

       (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

       (f)    Annualized.


                           Year ended January 31
                ------------------------------------------------
                           1996                        1995
                Class A      Class B         Class A     Class B
                -------      -------         -------     -------

                $ 6.930      $ 6.930         $ 7.670     $ 7.670
                -------      -------         -------     -------

                  0.375        0.321           0.401       0.348

                  0.585        0.585          (0.745)     (0.745)
                -------      -------         -------     -------

                  0.960        0.906          (0.344)     (0.397)
                -------      -------         -------     -------


                 (0.380)      (0.326)         (0.396)     (0.343)
                -------      -------         -------     -------

                $ 7.510      $ 7.510         $ 6.930     $ 6.930
                =======      =======         =======     =======
                  14.18%       13.34%          (4.38)%     (5.10)%
                =======      =======         =======     =======

                   0.85%(e)     1.60%(e)        0.72%       1.47%
                   5.19%(e)     4.44%(e)        5.71%       4.96%


                   0.11%(e)     0.11%(e)        0.16%       0.16%
                     31%          31%             33%         33%

                $74,383      $56,160         $72,123     $53,547


                $ 0.008      $ 0.008         $ 0.011     $ 0.011


   Selected data for a share of each class outstanding throughout each period are as follows:


                                                  Year ended January 31
                                        -----------------------------------------
                                                1994                     1993
                                        Class A   Class B     Class A     Class B(b)
                                        -------   -------     -------     -------
   Net asset value -
      Beginning of period               $ 7.290   $ 7.290     $ 7.090      $7.330
                                        -------   -------     -------      ------

   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (a)              0.406     0.351       0.444       0.185
   Net realized and
   unrealized gain (loss)                 0.389     0.389       0.204      (0.033)
                                        -------   -------     -------      ------

      Total from Investment
         Operations                       0.795     0.740       0.648       0.152
                                        -------   -------     -------      ------

   LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income            (0.411)   (0.356)     (0.448)     (0.192)
   From capital paid in                  (0.004)   (0.004)         --          --
                                        -------   -------     -------      ------

     Total Distributions
     Declared to Shareholders            (0.415)   (0.360)     (0.448)     (0.192)
                                        -------   -------     -------      ------
   Net asset value -
      End of period                     $ 7.670   $ 7.670     $ 7.290      $7.290
                                        =======   =======     =======      ======
   Total return (c)(d)                    11.17%    10.36%       9.41%       0.85%(e)
                                        =======   =======     =======      ======

   RATIOS TO AVERAGE NET ASSETS
   Expenses                                0.82%     1.57%       1.00%       1.75%(f)
   Net investment income                   5.34%     4.59%       6.18%       5.43%(f)
   Fees and expenses waived
    or borne by the Adviser                0.09%     0.09%       0.03%       0.03%(f)
   Portfolio turnover                         3%        3%         13%         13%
   Net assets at end of period (000)    $79,394   $51,212     $62,439      $7,293




   (a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                        $ 0.007   $ 0.007     $ 0.002         --

   (b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.

   (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

   (d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

   (e) Not annualized.

   (f) Annualized.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Ohio Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Ohio Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Ohio Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO] COLONIAL
                             MUTUAL FUNDS

                             Mutual Funds for
                             Planned Portfolios

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation





        COLONIAL INVESTMENT SERVICES, INC., Distributor [Copyright] 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            OH-03/988D-0797 M (9/97)


--------------------------------------------------------------------------------

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